SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                                    -------

                                TRACKPOWER, INC.
             (Exact name of registrant as specified in its charter)

            Wyoming                      000-28506               13-3411167
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

      67 Wall Street, Suite 2211
          New York, New York                                        10005
       (Address of principal                                      (Zip code)
         executive offices)

       Registrant's telephone number, including area code: (212) 804-5704

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.    Entry into a Material Definitive Agreement.

On November 8, 2005, TrackPower, Inc. (the "Registrant" or the Company) entered into a series of agreements with Nevada Gold & Casinos, Inc. ("Nevada Gold"), Nevada Gold NY, Inc. ("Nevada Gold NY"), an affiliate of Nevada Gold, Southern Tier Acquisitions, LLC ("Southern Tier") and Southern Tier Acquisition II LLC, a New York limited liability company ("Southern Tier II"), an affiliate of Southern Tier, pursuant to which American Racing and Entertainment, LLC ("American Racing"), a New York limited liability company, was formed for the purpose of developing two horseracing facilities known as Tioga Downs and Vernon Downs into racing and gaming complex, including video lottery terminals ("VLT").

On November 8, 2005, Nevada Gold NY, Southern Tier II and Company, hereinafter referred to collectively as the "Members") entered into an Operating Agreement effective August 24, 2005 under which the Members became 50%, 25% and 25% members of American Racing, respectively. Pursuant to the terms of the Operating Agreement the Board of Directors would operate the business and the initial members of the Board of Directors were H. Thomas Winn and Jon Arnesen (on behalf of Nevada Gold NY), Edward M. Tracy (on behalf of TrackPower) and Jeffery Gural (on behalf of Southern Tier II). The Members also acknowledged that they would participate in arranging senior note financing of $70 million for the purpose of developing the two properties and it was further acknowledged that Nevada Gold NY would provide an approximately $5 million guarantee to the senior lender if required, and if collateral is required by the senior lender with respect to such guarantee, then Nevada Gold NY agrees to provide cash or a letter of credit to the senior lender to the extent required to collateralize such guarantee. The Members further acknowledged that in the event American Racing was unsuccessful in acquiring the Vernon Downs facility, American Racing would still pursue the development of Tioga Downs, but the initial debtor in possession financing ("DIP Financing") of $1,414,000 contributed by Southern Tier and TrackPower would be returned to these parties, subject to certain limitations, that the senior debt financing would be reduced to approximately $25 million and the guarantee on the senior debt provided by Nevada Gold NY, if required, would be reduced to approximately $2.5 million. Pursuant to the Operating Agreement the Members agreed to distribute 100% of excess cash flow as follows: first to TrackPower and Southern Tier II up to $2.5 million each, and thereafter to each Member in proportion to their respective percentages. Excess cash flow is defined as earnings before interest, taxes, depreciation and amortization less management fees, capital expenditures, tax distributions to Members, scheduled principal payment on debt of the Company and Reserves, defined as working capital set aside to pay taxes, insurance, debt service, repairs, capital replacements, capital improvements, contingent liabilities or other costs and expenses incident to the ownership or operation of the Company's properties.

In addition, on November 8, 2005, Nevada Gold, Southern Tier and the Company entered into a Contribution Agreement pursuant to which Southern Tier and Company each contributed their 50% membership interest in Tioga Downs Racetrack, LLC ("TDR") and Vernon Downs Acquisition, LLC ("VDA") to American Racing.


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

On November 15, 2005, the Company executed a non-interest bearing $849,341 promissory note (the "Note") to Southern Tier. TrackPower is obligated to repay the Note on or before December 31, 2005. Due date of such note was extended on January 3, 2006 to January 15, 2006 by way of letter agreement between Southern Tier and TrackPower. The Note is secured by a Pledge Agreement pursuant to which the Company pledged its membership interest in American Racing as security on the Note to Southern Tier. On November 14, 2005, the Company and Southern Tier entered into a Capital Contribution Agreement pursuant to which both parties acknowledged that Southern Tier had made capital contributions to TDR in the amount of $4,337,147.76 and the Company had made capital contributions of $2,638,466.85, totaling capital contributions of $6,975,614.61. The parties also acknowledged that TrackPower and Southern Tier II, LLC ("Southern Tier II"), pursuant to the American Racing Operating Agreement, each would received a 25% membership interest in American Racing and both TrackPower and Southern Tier II would receive credit for capital contributions in the amount of $3,487,807.30. As the Company had only made contributions of $2,638,466.85, but received credit for $3,487,807.30, TrackPower agreed to issue the Note to Southern Tier, representing the difference in these two amounts.

Forward-Looking Statements

Certain information included in this Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include the words "may," "could," "should," "would," "believe," "expect," "anticipate," "estimate," "intend," "plan," or other words or expressions of similar meaning, may identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. Although we believe that the assumptions underlying these forward-looking statements are reasonable, any or all of the forward-looking statements in this report may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Consequently, actual events and results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this report or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any further disclosures made on related subjects in the Company's subsequent reports filed with the Securities and Exchange Commission should be consulted.

Item 9.01.    Financial Statements and Exhibits.

              (d) Exhibits

              Exhibit No.   Description
              -----------   -----------

              10.1 Operating Agreement of American Racing and Entertainment, LLC between the Registrant, Southern Tier Acquisition II, LLC and Nevada Gold NY, Inc. dated November 8, 2005.

              10.2 Contribution Agreement between the Registrant, Southern Tier Acquisition, LLC, American Racing and Entertainment, LLC and Nevada Gold and Casinos, Inc. dated November 8, 2005.

              10.3 Promissory Note issued by Registrant to Southern Tier Acquisitions, LLC dated November 15, 2005.

              10.4 Pledge and Security Agreement between the Registrant and Southern Tier Acquisitions, LLC dated November 15, 2005.

              10.5          Capital    Contribution    Agreement   between   the
                            Registrant and Southern Tier Acquisitions, LLC dated November 14, 2005.









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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Trackpower, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 5, 2005

                                        TRACKPOWER, INC.

                                        By: /s/ Gary N. Hokkanen
                                            ------------------------------------
                                            Name:  Gary N. Hokkanen
                                            Title: Chief Financial Officer


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

                                INDEX OF EXHIBITS

         Exhibit No.        Description
         -----------        -----------

         10.1 Operating Agreement of American Racing and Entertainment, LLC between the Registrant, Southern Tier Acquisition II, LLC and Nevada Gold NY, Inc. dated November 8, 2005.

         10.2 Contribution Agreement between the Registrant, Southern Tier Acquisition, LLC, American Racing and Entertainment, LLC and Nevada Gold and Casinos, Inc. dated November 8, 2005.

         10.3 Promissory Note issued by Registrant to Southern Tier Acquisitions, LLC dated November 15, 2005.

         10.4 Pledge and Security Agreement between the Registrant and Southern Tier Acquisitions, LLC dated November 15, 2005.

         10.5               Capital    Contribution    Agreement   between   the
                            Registrant and Southern Tier Acquisitions, LLC dated November 14, 2005.







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